Exhibit 24
                                                                      ----------

                                POWER OF ATTORNEY

STATE OF NORTH DAKOTA                       )
                                            : ss.
COUNTY OF                                   )
          ----------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Integrity Certificate Company, a Maryland corporation (the "Company"), constitutes and appoints ____________________ and _______________________, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


Date:                        , 2004
     -----------------------                ------------------------------------
                                            Robert Walstad, Director

On this ______ day of , before me, , the undersigned Notary Public, personally appeared Robert Walstad known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed the same.

Witness my hand and official seal.


                                            ------------------------------------
                                                                   Notary Public

My Commission Expires:
                       --------------------------------

                                POWER OF ATTORNEY

STATE OF NORTH DAKOTA                       )
                                            : ss.
COUNTY OF                                   )
          ----------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Integrity Certificate Company, a Maryland corporation (the "Company"), constitutes and appoints ____________________ and _______________________, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


Date:                       , 2004
     -----------------------              --------------------------------------
                                          Jacqueline L. Case, Director

On this ______ day of , before me, , the undersigned Notary Public, personally appeared Jacqueline L. Case known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed the same.

Witness my hand and official seal.


                                          --------------------------------------
                                                                   Notary Public

My Commission Expires:
                       --------------------------------

                                POWER OF ATTORNEY

STATE OF NORTH DAKOTA                       )
                                            : ss.
COUNTY OF                                   )
          ----------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Integrity Certificate Company, a Maryland corporation (the "Company"), constitutes and appoints ____________________ and _______________________, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution, for me, and in my name, place and stead, in any and all capacities to sign registration statements of the Company on Form S-1, or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933, and any and all amendments thereto, with all exhibits, instruments and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


Date:                        , 2004
     ------------------------              -------------------------------------
                                           Mark Anderson, Director

On this ______ day of , before me, , the undersigned Notary Public, personally appeared Mark Anderson known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed the same.

Witness my hand and official seal.


                                           -------------------------------------
                                                                   Notary Public

My Commission Expires:
                       --------------------------